                                                                   EXHIBIT 10.22

                        COMMON STOCK PURCHASE AGREEMENT

    THIS COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made this 3rd day of April, 1998, between ARADIGM CORPORATION, a California corporation (the "Company"), and the purchasers whose names are set forth on Schedule 1 hereof (each a "Purchaser" and collectively the "Purchasers").

    In Consideration of the mutual covenants contained in this Agreement, the Company and the Purchasers agree as follows:

SECTION 1.   CERTAIN DEFINITIONS

    For purposes of this Agreement:

    "Closing" means the execution and delivery of the Share Certificates and the receipt of the Purchasers' wire transfer on the Closing Date.

    "Closing Date" means April 7, 1998, or such other date as the Company and the Purchasers shall mutually agree upon.

    "Common Stock" means the Common Stock of the Company, no par value.

    "Share Certificate" means the duly executed certificate representing the number of shares of Common Stock being purchased by each Purchaser hereunder.

    "Shares" means the aggregate number of shares of Common Stock being purchased hereunder.

SECTION 2.   AUTHORIZATION AND EXECUTION OF AGREEMENT

     2.1 AGREEMENT TO PURCHASE THE COMMON STOCK. On the Closing Date, subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and, in reliance upon the representations and warranties of the Company contained in this Agreement, each Purchaser, severally and not jointly, will purchase from the Company the number of shares of Common Stock for the aggregate purchase price set forth opposite each Purchaser's name on SCHEDULE 1 hereto. An aggregate of up to One Million One Hundred Eleven Thousand One Hundred (1,111,100) Shares shall be sold pursuant to this Agreement for an aggregate purchase price of up to Eleven Million Nine Hundred Ninety-Nine Thousand Eight Hundred Eighty dollars (11,999,880) (the "Purchase Price").

     2.2 CLOSING. The Closing shall be held at the offices of Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California 94111 at 10:00 a.m. on the Closing Date or at such other time and place upon which the Company and the Purchasers agree.

     2.3     PAYMENT AND DELIVERY.  At the Closing, the following shall occur:

          (a) Each Purchaser shall remit by wire transfer the purchase price for the Shares to be purchased by such Purchaser, to the Company pursuant to wire transfer instructions to be delivered by the Company to the Purchaser at least one day prior to the Closing.

          (b)    The Company shall deliver the Share Certificates.

                 GENERAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to, and covenants with, each Purchaser that the following are and will be true and correct as of the date hereof and as of the Closing Date.

     2.4 ORGANIZATION; QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of the State of California and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

     2.5 CAPITALIZATION. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, no par value, of which 10,632,133 shares were issued and outstanding on March 30, 1998, and 5,000,000 shares of Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

     2.6 AUTHORIZATION. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Common Stock and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, (a) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) subject to general principles of equity that restrict the availability of equitable remedies, and (c) except to the extent that the enforceability of the indemnification provisions of Section 7.3 may be limited by applicable law. Upon issuance and delivery of the Share Certificates, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances, except for restrictions under applicable securities laws. The execution and delivery of this Agreement, and the issuance of the Shares will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

     2.7 NO CONFLICT. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of material benefit, under,





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any provision of the Articles of Incorporation or Bylaws of the Company or any
material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets.

     2.8 ACCURACY OF REPORTS AND INFORMATION. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All reports required to be filed by the Company with the Securities and Exchange Commission ("SEC") during the period from December 31, 1996 to the date of this Agreement pursuant to Section 13(a) or 15(d) of the Exchange Act, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Form 10-K"), have been duly and timely filed, were in compliance with the requirements of their respective forms, were complete and correct in all material respects as of the dates at which the information was furnished and as of their respective dates did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Copies of the Form 10-K and the Form 10-Qs required to be filed by the Company with the SEC during the period from December 31, 1996 to the date of this Agreement pursuant to Section 13(a) or 15(d) of the Exchange Act (the "SEC Reports") have been made available to the Purchasers and have been furnished to any Purchaser requesting a copy of such information. The Company is an issuer eligible to use Form S-3 under the Securities Act of 1933 (the "Securities Act") for the registration of the resale of the Registrable Shares (as that term is defined below in Section 7.1 (c)).

     2.9 FINANCIAL STATEMENTS AND CHANGES. The audited financial statements of the Company contained in the Form 10-K, including the notes relating thereto (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements (except for normal year end audit adjustments in the case of the unaudited financials) and present fairly the Company's financial condition and results of operations and cash flows as of the respective dates and for the periods indicated. Since December 31, 1997, there has not been any material adverse change in the business, condition (financial or otherwise) or results of operations of the Company.

     2.10 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreement, or the consummation of any other transaction contemplated hereby, except the filing of a Form D notice.

     2.11 SECURITIES ACT EXEMPTION. Assuming and relying in part on the truth and accuracy of Purchasers' representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Common Stock is exempt from registration under the Securities Act of 1933, as amended.

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

    Each of the Purchasers represents and warrants to, and covenants with, the Company that the following are and will be, true and correct as of the date hereof and as of the Closing Date:





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



     2.12 AUTHORITY. Such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of such Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.3 of this Agreement.

     2.13 INVESTMENT EXPERIENCE; INVESTMENT INTENT; ETC. (i) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares; (ii) the Purchaser is acquiring the number of Shares to be purchased by it in the ordinary course of its business and for its own account solely for investment and with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other person regarding the distribution of such Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder; and (iv) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

     2.14 PURCHASER UNDERSTANDING AND AGREEMENTS. The Purchaser acknowledges and agrees that it will acquire the shares being purchased by it in transactions not involving a public offering and that such shares are subject to certain restrictions as to resale under the federal and state securities laws. The Purchaser agrees and understands that, until satisfaction of the prospectus delivery requirement (pursuant to an effective registration statement under the Securities Act) in connection with each subsequent transfer of any of the Shares, stop transfer instructions will be given to the transfer agent for the Shares and each Share Certificate, and each certificate delivered on transfer of or in substitution for any such certificate, shall bear a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS IMPOSED BY THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAW. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS.

    The Purchaser agrees that it will not sell, pledge, assign, transfer or otherwise dispose (collectively, "Transfer") of any of the Shares unless the Transfer will be made pursuant to an exemption from the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act and pursuant to an exemption from any applicable state securities laws or an effective registration or other qualification under any applicable state securities laws. The Purchaser understands that exemptions from such registration requirements are limited. The Company is under no obligation to register the Shares, except as provided in Section 7.

     2.15 NO LEGAL, TAX OR INVESTMENT ADVICE. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase of the Common Stock constitutes legal, tax or investment advice. The Purchaser has consulted such





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



legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Stock.

                 CONDITIONS TO OBLIGATIONS OF PURCHASER AT CLOSING DATE

    The obligation of each Purchaser to purchase the Common Stock is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived in writing at the option of all Purchasers:

     2.16 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 shall be true and correct where made and shall be true and correct in all material requests on the Closing Date with the same force and effect as if they had been made on and as of said date.

     2.17 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such Closing Date, shall have been performed or complied with in all material respects.

     2.18 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

     2.19 LEGAL OPINION. Each Purchaser shall have received a legal opinion of Cooley Godward LLP, dated the Closing Date, to the effects set forth in EXHIBIT A.

            CONDITIONS TO OBLIGATIONS OF COMPANY AT THE CLOSING DATE

    The Company's obligation to execute and deliver the Share Certificates at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived in writing at the option of the Company:

     2.20 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     2.21 RECEIPT OF PAYMENT. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the Purchase Price.

    REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT

     2.22    DEFINITIONS.  For the purpose of this Section 7:

          (a) the term "Registration Statement" shall mean any registration statement required to be filed by Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement; and

          (b) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.





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          (c)    the term "Registrable Shares" shall mean the shares of Common
Stock issued pursuant to this Agreement.

     2.23    REGISTRATION PROCEDURES AND EXPENSES.  The Company shall:

          (a) use its best efforts to file a registration statement with the SEC within thirty (30) days following the Closing Date to register the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of the Common Stock under SEC Rule 415) or on such other form which is appropriate to register all of the Registrable Shares for resale from time to time by the Purchasers;

          (b) use its best efforts, subject to receipt of necessary information from the Purchasers, to cause such Registration Statement to become effective as promptly after filing as practicable, and in any event, within ninety (90) days following the Closing Date, and to cause (at the Company's expense) Cooley Godward LLP, counsel to the Company, to furnish to each Purchaser an opinion dated as of the effective date to the effects set forth in EXHIBIT B;

          (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until termination of such obligation as provided in Section 7.5 below, subject to the Company's right to suspend pursuant to Section 7.4;

          (d) furnish to each Purchaser (and to each underwriter, if any, of such Common Stock) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

          (e) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by each Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (f)    advise each Purchaser promptly:

               (i) of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto:

               (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

               (iii) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;





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          (g)    in connection with the filing of any document that is to be incorporated by reference into the Registration Statement or the prospectus (after the initial filing of the Registration Statement):

               (i) use its best efforts to provide copies of such document to the Purchasers concurrently with such filing; and

               (ii) make a Company representative available for discussion of such document;

          (h) use its best efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

          (i) bear all expenses in connection with the procedures in paragraphs (a) through (h) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states.

     2.24    INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless Purchaser from and against any losses, claims, damages or liabilities to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement or any breach of this Agreement by Purchaser.

          (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 5 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement by such Purchaser or any untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement





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was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which shall not be unreasonably withheld.

          (d) If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall defend itself at its own cost and expense until there is an adjudication at which point the indemnifying party shall then reimburse the indemnified party for its costs and expenses.

          (e) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to above, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities.

     2.25 PROSPECTUS DELIVERY. The Purchaser hereby covenants with the Company not to make any sale of the Shares after registration without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect





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sales pursuant to said prospectus. Such suspension periods shall in no event exceed 60 days in any 12 month period.

     2.26 TERMINATION OF OBLIGATIONS. The obligations of the Company pursuant to Section 7.2 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Registrable Shares have been re-sold, or
(ii) such time as all of the Registrable Shares may be re-sold pursuant to Rule 144(k).

     2.27    REPORTING REQUIREMENTS.

          (a) With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Shares to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use its best efforts to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934; and

               (iii) so long as any of the Purchasers own Registrable Securities, to furnish to the Purchasers forthwith upon request (1) a written statement by the Company as to whether it is in compliance with the reporting requirements of said Rule 144, the Securities Act and Securities Exchange Act of 1934, or whether it is qualified as a registrant whose securities may be resold pursuant to SEC Form S-3, and (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

    FEES AND EXPENSES

    Except as provided in Section 7.2(i), each of the parties shall pay its own fees and expenses.

    NOTICES

    All notices, requests, consents and other communications hereunder shall be in writing, shall be telecopied or mailed by first class registered or certified airmail (return receipt requested), postage prepaid, and shall be deemed given when so telecopied or, if mailed, when received:

          (b)    if to the Company, to

                 Aradigm Corporation
                 26219 Eden landing Road
                 Hayward, California 94545
                 Attn:  Mark Olbert, Chief Financial Officer
                 Telecopier No.:  (510) 783-0410

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

          (c) if to the Purchasers, to the address set forth on SCHEDULE 1 attached hereto, or at such other address or addresses as may have been furnished to the Company in writing; or





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

          (d) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

                                 MISCELLANEOUS

     2.28 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     2.29 AMENDMENTS. This Agreement may not be modified or amended, except pursuant to an instrument in writing signed by the Company and by each Purchaser.

     2.30 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     2.31 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     2.32 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within California, without regard to principles of conflict of laws.

     2.33 COUNTERPARTS. This Agreement may be executed in counterparts, each set of which shall constitute an original

     2.34 PUBLICITY. No party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except as may be required by applicable law or regulation; provided, however, that the Company may issue a press release in substantially the form attached hereto as EXHIBIT C on or shortly after the signing of this Agreement.

     2.35 SURVIVAL. The representations and warranties in this Agreement shall survive the Closing.





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    IN WITNESS WHEREOF, the parties hereto have caused this Common Stock
Purchase Agreement to be signed by their duly authorized representatives as of the day and year first above written.

                                         COMPANY:

                                         ARADIGM CORPORATION


                                         /s/ Mark A. Olbert
                                         --------------------------------------
                                         Mark A. Olbert
                                         Chief Financial Officer



                                         PURCHASERS:



                                         FB Invemed Fund, L.P.
                                         --------------------------------------
                                         Name

                                         /s/ Cristina H. Kepner
                                         --------------------------------------
                                         Signature



                                         Oracle Offshore Ltd.
                                         --------------------------------------
                                         Name


                                         /s/ Norman Schleifer
                                         --------------------------------------
                                         Signature



                                         Haussman Holdings, N.V.
                                         --------------------------------------
                                         Name

                                         /s/ Norman Schleifer
                                         --------------------------------------
                                         Signature



                                         State of Oregon
                                         --------------------------------------
                                         Name

                                         /s/ Albert L. Zesiger
                                         --------------------------------------
                                         Signature





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

                                         Oracle Partners, L.P.
                                         --------------------------------------
                                         Name

                                         /s/ Norman Schleifer
                                         --------------------------------------
                                         Signature



                                         Oracle Institutional Partners, L.P.
                                         --------------------------------------
                                         Name

                                         /s/ Norman Schleifer
                                         --------------------------------------
                                         Signature



                                         GSAM Oracle Fund
                                         --------------------------------------
                                         Name


                                         /s/ Norman Schleifer
                                         --------------------------------------
                                         Signature

                                   SCHEDULE 1





-----------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SHARES TO      PER SHARE          AGGREGATE
                                                                   BE PURCHASED      PURCHASE PRICE      PURCHASE PRICE
                NAME AND ADDRESS OF PURCHASER
-----------------------------------------------------------------------------------------------------------------------
 Deutsche Vermogensbildungsgesellschaft mbH (DVG)                       200,000          $10.80            $2,160,000
    61348 Bad Homburg v.d.H.
    Feldbergstr. 22, 60323 Frankfurt am Main
    Attn:  Daniel Endrikat


    with a copy to:
    Merlin BioMed Asset Management
    237 Park Avenue, Suite 801
    New York, NY  10017
    Attn:  Jennifer Stoler

-----------------------------------------------------------------------------------------------------------------------
 FB Invemed Fund, L.P.                                                  462,900           10.80             4,999,320
    375 Park Avenue
    New York, NY  10152
    Attn:  Devora Burstein

-----------------------------------------------------------------------------------------------------------------------
 GSAM Oracle Fund                                                        60,000           10.80               648,000
    712 Fifth Avenue, 45th Floor
    New York, NY  10019
    Attn:  Norman Schleifer

-----------------------------------------------------------------------------------------------------------------------
 Haussmann Holdings, N.V.                                                17,600           10.80               190,080
    712 Fifth Avenue, 45th Floor
    New York, NY  10019
    Attn:  Norman Schleifer

-----------------------------------------------------------------------------------------------------------------------
 Oracle Institutional Partners, L.P.                                     25,000           10.80               270,000
    712 Fifth Avenue, 45th Floor
    New York, NY  10019
    Attn:  Norman Schleifer

-----------------------------------------------------------------------------------------------------------------------
 Oracle Offshore Limited                                                  7,000           10.80                75,600
    712 Fifth Avenue, 45th Floor
    New York, NY  10019
    Attn:  Norman Schleifer

-----------------------------------------------------------------------------------------------------------------------
 Oracle Partners, L.P.                                                  108,600           10.80             1,172,880
    712 Fifth Avenue, 45th Floor
    New York, NY  10019
    Attn:  Norman Schleifer
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SHARES TO      PER SHARE          AGGREGATE
                                                                   BE PURCHASED      PURCHASE PRICE      PURCHASE PRICE
                NAME AND ADDRESS OF PURCHASER
-----------------------------------------------------------------------------------------------------------------------
 State of Oregon                                                        230,000           10.80             2,484,000
    c/o Westcoast & Co. (as nominee)
    Chase Manhatten Bank NA
    4 New York Plaza, Ground Floor Receiving Window
    New York, NY  10004
    Attn:  Jennifer John


    with a copy to:
    Zesiger Capital Group LLC
    320 Park Avenue, 30th Floor
    New York, NY  10022
    Attn:  Mary Estabil
-----------------------------------------------------------------------------------------------------------------------
          TOTAL                                                       1,111,100                           $11,999,880

-----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

Legal Opinion of Cooley Godward, LLP.

    (i) The Company has been duly incorporated and is in good standing under the laws of the State of California.

    (ii) The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, (a) except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (b) except to the extent that the enforceability of the indemnification provisions of Section 7.3 may be limited by applicable law; and (c) subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

    (iii) The Company's authorized capital stock consists of 40,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. Upon issuance and delivery in accordance with the terms of the Agreement, the Shares will be validly issued, outstanding, fully paid and nonassessable. The execution and delivery of the Agreement will not give rise to any preemptive right or right of first refusal under the General Corporation Law of the State of California.

    (iv) All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any regulatory authority or governmental body of the United States and California required for the consummation by the Company of the offer and sale of the Shares have been obtained, except for filing of a Form D notice.

                                   EXHIBIT B

Legal Opinion of Cooley Godward LLP Regarding the Registration Statement.

    (i) The Registration Statement has become effective under the Securities Act of 1933, as amended, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission.

    (ii) The Registration Statement and the Prospectus (other than the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and with the rules and regulations of the Commission thereunder.

1



                                   EXHIBIT C

                                 PRESS RELEASE